Putnam
Equity
Income
Fund

SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Over time, Putnam Equity Income Fund's value-oriented style sets it apart from its peers. The fund's class A shares ranked 4 out of 59 equity income funds tracked by Lipper Analytical services for the five-year period ended June 30, 1997.*

* "Ed Bousa runs Putnam Equity Income Fund very carefully . . .
   Bousa's strategy is the soul of prudence."

                           --  Barron's, April 26, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

31 Financial statements

* Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. The fund's class A shares ranked 62 out of 171 funds, and 19 out of 28 funds for the 1 and 10-year periods, respectively. The fund's class B shares ranked 80 out of 171 funds and 23 out of 96 funds for the 1 and 3-year periods, respectively. The fund's class M shares ranked 70 out of 171 funds for the 1-year period. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright]  Karsh, Ottawa

Dear Shareholder:

The ability of Putnam Equity Income Fund's management team to identify and invest in undervalued stocks was instrumental in yet another above-average performance by your fund during the first half of its current fiscal year, the six months ended May 31, 1997. Some of these stocks, purchased a while ago, had endured periods of faltering performance before flowering into the potential your fund's managers had seen in them at the time of acquisition.

It is this sort of willingness to invest for the long term that drives the team's investment selection process. The sharp market decline this spring provided opportunities your managers believe will result in positive future performance.

I am pleased to note the appointment of Robert M. Paine to your fund's management team. Bob joined Putnam's High-Yield Bond Group in 1989 and has seven years of investment experience. In the following report, the managers discuss performance during the period and prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Managers
Edward P. Bousa
Kenneth J. Taubes
Robert M. Paine

With stock market records occurring more frequently than ever and top performance shifting from one sector to another, maintaining a consistent long-term focus has become especially challenging for individual investors. Fortunately, it seems that regardless of conditions in the broad market, Putnam Equity Income Fund is able to maintain its solid investing discipline and carefully researched stock selection.

For the semiannual period ended May 31, 1997, the fund's steady focus rewarded investors with competitive returns; class A shares provided a total return of 10.86% at net asset value, exceeding the 10.12% average total return of the Lipper Analytical Service's equity income category. The fund's total return at maximum public offering price was 4.49%. Additional results for class A shares, as well as for other share classes and comparative indexes, are listed in the performance summary that begins on page 8.

* MARKET SUSTAINS VOLATILITY BUT EMERGES STRONGER THAN EVER

The stock market's positive returns for the semiannual period mask the abrupt day-to-day changes of many market indexes. For much of the period, the market was led by large, highly liquid companies believed to have reliable earnings growth. March, however, brought a month-long correction in stock prices. In a much-anticipated move, the Federal Reserve Board raised the target for the federal funds rate one quarter of a percentage point to 5.5%. Investors, anticipating further changes in interest rates and fearing the worst for current and future corporate earnings, helped drive the Dow Jones Industrial Average down nearly 10% by April 11 from its March 11 high. As expected, your fund's strategy of targeting less volatile investments enabled it to weather the March-April correction when compared with performance of the Standard & Poor's 500(registered trademark) Index. From March 11 to April 11, the fund was down 7.44% at net asset value, while the S&P 500 lost 8.93%.

Later on, however, when many corporate sectors announced strong first-quarter earnings, the market began to recover amid optimism that the economy will continue to grow steadily with few signs of inflation. This idea was further reinforced by a surge in bond prices as a result of a positive interpretation of economic data.

* STRONG STOCK SELECTION MARKS PERIOD

In our opinion, one reason for the fund's above-average performance was our ability to select undervalued companies with the potential for positive change. For example, Ryder System, the transportation-service company best known to consumers for its yellow rental trucks seen on highways and college campuses across the nation, actually sold off its rental division last year and began a two-year $150 million cost cutting program. The company's primary focus now is on its more profitable logistics-for-hire business, which helps manufacturers like General Motors create more efficient ways of transporting raw materials to their plants and then finished products to consumers.

Several other issues we purchased at bargain valuation levels have picked up in price during the period. German car maker BMW has rebounded as the high-end automobile market has strengthened. Fleet Financial, a major bank holding company in the New England and the Mid-Atlantic states, has emerged from a large acquisition two years ago as a more dynamic business.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and finance     15.4%

Utilities                 12.2%

Oil and gas               10.1%

Chemicals                  5.1%

Consumer nondurables       5.0%

Footnote reads:
* Based on net assets as of 5/31/97. Holdings will vary over time.

Delta Air Lines was another standout during the period. The airline, which we consider to have one of the lowest cost structures in the industry, benefited from a highly advantageous pricing environment as more consumers took to the skies. In fact, the company recently announced record third-quarter profits.

The fund also benefited from owning stock in companies involved in favorable acquisitions. Three examples from the past six months include ITT Industries, Great Western Financial Corp., and U.S. Bancorp -- all of which were sold prior to the end of the period. While these stocks, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* TARGETING POTENTIAL PROSPECTS FOR THE FUTURE; NEUTRAL ON FIXED INCOME

Patience is an essential component of our equity investment discipline. Many companies we target have been known to falter on a short-term basis while, in our opinion, retaining the potential to blossom two or three years down the line. An example was Pharmacia & Upjohn, Inc., one of the world's largest pharmaceutical companies. The company's pipeline of new products had all but dried up, much of its profits were hurt by the weak Japanese yen, and no chairman was in place for several months. We believe these setbacks have brought the stock price down to levels that do not reflect the company's long-term potential. We are confident in the abilities of the new chairman and expect the stock's price to recover as the company resumes its product development efforts.

At the midpoint of the fiscal year, your fund had 7.1% of its net assets invested in fixed-income securities. Within the fixed-income portion of your portfolio, we are taking a more neutral position than had been the case at the beginning of the fiscal year. Mostly, the rationale for our stance is that we believe the economy is stronger than the market currently believes, however, bond prices already discount some Fed activity. During the period, the fund benefited from an overweighting in mortgage-backed securities relative to its competitors. These securities tend to do well in relatively stable interest-rate environments. We also reduced the size of the high-yield bond position, eliminating those bonds we believed had become overvalued.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Corp.
Oil and Gas

Mobil Corp.
Oil and Gas

SBC Communications, Inc.
Utilities

Weyerhaeuser Co.
Paper and Forest Products

Sprint Corp.
Utilities

Minnesota Mining and Manufacturing Co.
Basic Industrial Products

Morgan (J.P.) & Co., Inc.
Insurance and Finance

Bank One Corp.
Insurance and Finance

Amoco Corp.
Oil and Gas

IBM Corp.
Business Equipment and Services

Footnote reads:
These holdings represent 14.9% of the fund's net assets as of 5/31/97. Portfolio holdings will vary over time.

* STICKING WITH OUR STRENGTHS

Looking ahead, we will continue to pick stocks on the basis of a strict set of valuation criteria, a company's inherent values, and its potential to improve in the future. Many shareholders might wonder how it is we can find undervalued stocks in such a long bull market. The fact of the matter is that whatever the market environment, there always seem to be companies with unrealized potential. Our challenge -- which we have met successfully for the past six years -- is to identify this potential and put it to work for your fund.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. The Putnam Equity Income Fund seeks current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

TOTAL RETURNS FOR PERIODS ENDED 5/31/97

                                Class A         Class B         Class M
(inception date)               (6/15/77)       (9/13/93)       (12/2/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     10.86%   4.49%  10.41%   5.41%  10.60%   6.73%
------------------------------------------------------------------------------
1 year                       24.41   17.27   23.45   18.45   23.72   19.43
------------------------------------------------------------------------------
5 years                     124.17  111.36  116.01  114.01  118.35  110.58
Annual average               17.52   16.15   16.65   16.44   16.90   16.06
------------------------------------------------------------------------------
10 years                    195.89  178.86  172.43  172.43  179.04  169.29
Annual average               11.46   10.80   10.54   10.54   10.81   10.41
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                                                  Consumer
                                                  S&P 500 Index   Price Index
------------------------------------------------------------------------------
6 months                                              13.14%         0.95%
------------------------------------------------------------------------------
1 year                                                29.40          2.23
------------------------------------------------------------------------------
5 years                                              132.32         14.60
Annual average                                        18.37          2.76
------------------------------------------------------------------------------
10 years                                             293.98         41.56
Annual average                                        14.69          3.54
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. Returns shown for class B and class M for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97

                                    Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                2               2               2
------------------------------------------------------------------------------
Income                              $0.15           $0.108         $0.122
------------------------------------------------------------------------------
Capital gains                         --              --             --
------------------------------------------------------------------------------
  Total                             $0.15           $0.108         $0.122
------------------------------------------------------------------------------
Share value:                     NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
11/30/96                       $13.29  $14.10      $13.23      $13.23  $13.71
------------------------------------------------------------------------------
5/31/97                         14.57   15.46       14.49       14.50   15.03
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1           1.92%   1.81%       1.33%       1.52%   1.46%
------------------------------------------------------------------------------
Current 30-day SEC yield2        2.17    2.04        1.44        1.69    1.63
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)               (6/15/77)       (9/13/93)       (12/2/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    15.44%   8.81%  14.98%   9.98%  15.19%  11.19%
------------------------------------------------------------------------------
1 year                      28.13   20.77   27.16   22.16   27.54   23.10
-----------------------------------------------------------------------------
5 years                    139.19  125.51  130.42  128.42  133.07  124.99
Annual average              19.06   17.66   18.17   17.96   18.44   17.61
-----------------------------------------------------------------------------
10 years                   197.09  180.01  173.60  173.60  180.30  170.56
Annual average              11.50   10.85   10.59   10.59   10.86   10.47
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the preceding page for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Stock Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Portfolio of investments owned
May 31, 1997 (Unaudited)


COMMON STOCKS (87.3%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (1.2%)
------------------------------------------------------------------------------------------------------------
        110,000  Lockheed Martin Corp.                                                        $   10,298,750
         34,000  Northrop Grumman Corp.                                                            2,881,500
                                                                                              --------------
                                                                                                  13,180,250

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
          1,101  PSF Holdings LLC Class A +                                                           29,177

Automotive (3.0%)
------------------------------------------------------------------------------------------------------------
          4,700  Bayerische Motoren Werke (BMW) AG (Germany)                                       3,856,481
        293,374  Ford Motor Co.                                                                   11,001,525
        222,000  General Motors Corp.                                                             12,709,500
        103,000  General Motors Corp. Class H                                                      5,677,875
                                                                                              --------------
                                                                                                  33,245,381

Basic Industrial Products (3.4%)
------------------------------------------------------------------------------------------------------------
        179,000  Cooper Industries, Inc.                                                           9,129,000
        163,000  Deere (John) & Co.                                                                8,333,375
        177,000  Minnesota Mining & Manufacturing Co.                                             16,239,750
        176,000  New Holland N.V. (Netherlands) +                                                  4,312,000
                                                                                              --------------
                                                                                                  38,014,125

Broadcasting (0.5%)
------------------------------------------------------------------------------------------------------------
        340,000  Comcast Corp. Class A                                                             5,907,500

Building and Construction (0.3%)
------------------------------------------------------------------------------------------------------------
         80,000  Masco Corp.                                                                       3,110,000
             60  Terex Corp. Rights +                                                                    645
                                                                                              --------------
                                                                                                   3,110,645

Business Equipment and Services (3.7%)
------------------------------------------------------------------------------------------------------------
        153,000  Deluxe Corp.                                                                      4,972,500
        173,900  Hewlett-Packard Co.                                                               8,955,850
        162,000  IBM Corp.                                                                        14,013,000
         55,500  Ikon Office Solutions, Inc.                                                       1,609,500
        167,000  Xerox Corp.                                                                      11,314,250
                                                                                              --------------
                                                                                                  40,865,100

Chemicals (5.0%)
------------------------------------------------------------------------------------------------------------
        178,300  Bayer AG ADR (Germany)                                                            6,925,797
        116,000  Dow Chemical Co.                                                                  9,671,500
         63,600  du Pont (E.I.) de Nemours & Co., Ltd.                                             6,924,450
        160,000  Eastman Chemical Co.                                                              9,520,000
        200,000  Hercules, Inc.                                                                    9,375,000
        110,000  PPG Industries, Inc.                                                              6,393,750
         40,000  Rohm & Haas Co.                                                                   3,450,000
         93,200  Witco Chemical Corp.                                                              3,448,400
                                                                                              --------------
                                                                                                  55,708,897

Computer Services and Software (1.2%)
------------------------------------------------------------------------------------------------------------
        110,000  Computer Associates Intl., Inc.                                                   6,022,500
        206,000  NCR Corp. +                                                                       6,695,000
                                                                                              --------------
                                                                                                  12,717,500

Conglomerates (1.8%)
------------------------------------------------------------------------------------------------------------
        135,000  Temple Inland, Inc.                                                               8,167,500
        223,800  TRW, Inc.                                                                        11,973,300
                                                                                              --------------
                                                                                                  20,140,800

Consumer Durable Goods (0.9%)
------------------------------------------------------------------------------------------------------------
        196,000  Whirlpool Corp.                                                                   9,775,500

Consumer Non Durables (5.0%)
------------------------------------------------------------------------------------------------------------
        194,500  American Brands, Inc.                                                             9,530,500
        132,000  Colgate-Palmolive Co.                                                             8,184,000
        227,800  Kimberly-Clark Corp.                                                             11,418,475
        291,000  Philip Morris Cos., Inc.                                                         12,804,000
        209,820  RJR Nabisco Holdings Corp.                                                        6,792,923
        185,000  Tupperware Corp.                                                                  6,706,250
                                                                                              --------------
                                                                                                  55,436,148

Electronics and Electrical Equipment (2.8%)
------------------------------------------------------------------------------------------------------------
         93,600  Eaton Corp.                                                                       7,464,600
         94,800  Emerson Electric Co.                                                              5,119,200
         80,000  Motorola, Inc.                                                                    5,310,000
         90,000  Siemens AG (Germany)                                                              5,084,868
         91,356  Texas Instruments, Inc.                                                           8,210,621
                                                                                              --------------
                                                                                                  31,189,289

Food and Beverages (4.0%)
------------------------------------------------------------------------------------------------------------
        191,000  Anheuser-Busch Cos., Inc.                                                         8,189,125
        104,000  Dole Food Co.                                                                     4,420,000
        202,500  Flowers Industries, Inc.                                                          3,569,063
        154,000  General Mills, Inc.                                                               9,740,500
        224,000  Sara Lee Corp.                                                                    9,156,000
        375,000  Whitman Corp.                                                                     9,046,875
                                                                                              --------------
                                                                                                  44,121,563
Insurance and Finance (14.8%)
------------------------------------------------------------------------------------------------------------
        168,000  Ahmanson (H.F.) & Co.                                                             6,846,000
        209,000  American General Corp.                                                            9,248,250
        199,500  AON Corp.                                                                         9,725,625
        354,000  Banc One Corp.                                                                   15,310,500
        143,000  Bank of New York Company, Inc.                                                    6,095,375
        102,800  Bankers Trust New York Corp.                                                      8,699,450
         76,000  Beneficial Corp.                                                                  4,883,000
         17,460  CIGNA Corp.                                                                       3,033,675
        225,000  Fleet Financial Group, Inc.                                                      13,753,125
         80,000  Huntington Bancshares, Inc.                                                       2,270,000
        157,000  Keycorp                                                                           8,536,875
         99,000  Mercantile Bancorpation, Inc.                                                     5,841,000
        150,000  Morgan (J.P.) & Co., Inc.                                                        16,125,000
        149,400  NationsBank Corp.                                                                 8,795,925
        122,000  Norwest Corp.                                                                     6,527,000
         40,000  Old Kent Financial Corp.                                                          2,135,000
        285,000  PNC Bank Corp.                                                                   11,934,375
        113,000  Salomon, Inc.                                                                     6,059,625
         37,000  Southtrust Corp.                                                                  1,438,375
         79,000  St. Paul Cos., Inc.                                                               5,658,375
        152,925  Synovus Financial Corp.                                                           3,937,819
        296,000  USF&G Corp.                                                                       6,364,000
                                                                                              --------------
                                                                                                 163,218,369

Medical Supplies and Devices (1.3%)
------------------------------------------------------------------------------------------------------------
        262,800  Baxter International, Inc.                                                       13,862,700

Metals and Mining (0.7%)
------------------------------------------------------------------------------------------------------------
         24,400  Carpenter Technology Corp.                                                        1,055,300
        224,000  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                  6,216,000
                                                                                              --------------
                                                                                                   7,271,300

Oil and Gas (10.0%)
------------------------------------------------------------------------------------------------------------
        169,000  Amoco Corp.                                                                      15,104,375
         42,000  Atlantic Richfield Co.                                                            6,111,000
         58,000  British Petroleum PLC ADR (United Kingdom)                                        8,402,750
        219,400  Elf Aquitane ADR (France)+                                                       11,436,225
        314,000  Exxon Corp.                                                                      18,604,500
        130,500  Mobil Corp.                                                                      18,253,688
        307,000  Occidental Petroleum Corp.                                                        7,137,750
        226,000  PanEnergy Corp.                                                                  10,565,500
        241,000  Total Corp. ADR (France)                                                         10,995,625
        138,000  YPF S.A. ADR (Argentina)                                                          4,140,000
                                                                                              --------------
                                                                                                 110,751,413

Packaging and Containers (0.9%)
------------------------------------------------------------------------------------------------------------
        167,500  Crown Cork & Seal Co., Inc.                                                       9,756,875

Paper and Forest Products (2.2%)
------------------------------------------------------------------------------------------------------------
         95,000  Chesapeake Corp.                                                                  3,182,500
         87,000  Rayonier, Inc.                                                                    3,730,125
         39,000  Unisource Worldwide, Inc.                                                           677,625
        339,000  Weyerhaeuser Co.                                                                 16,907,625
                                                                                              --------------
                                                                                                  24,497,875

Pharmaceuticals (2.5%)
------------------------------------------------------------------------------------------------------------
        112,700  American Home Products Corp.                                                      8,593,375
        110,200  Bristol-Myers Squibb Co.                                                          8,085,925
        323,370  Pharmacia & Upjohn, Inc.                                                         11,196,686
                                                                                              --------------
                                                                                                  27,875,986

Photography (1.6%)
------------------------------------------------------------------------------------------------------------
        139,000  Eastman Kodak Co.                                                                11,519,625
        120,000  Polaroid Corp.                                                                    6,120,000
                                                                                              --------------
                                                                                                  17,639,625

Publishing (0.9%)
------------------------------------------------------------------------------------------------------------
        182,000  McGraw-Hill, Inc.                                                                 9,941,750

Real Estate Investment Trust (REITs) (1.1%)
------------------------------------------------------------------------------------------------------------
        173,000  Beacon Properties Corp.                                                           5,363,000
         56,000  Duke Realty Investments, Inc.                                                     2,135,000
         67,000  Equity Residential Properties Trust                                               3,165,750
         67,000  LTC Properties, Inc.                                                              1,189,250
                                                                                              --------------
                                                                                                  11,853,000

Retail (2.2%)
------------------------------------------------------------------------------------------------------------
         87,800  Dayton Hudson Corp.                                                               4,225,375
        331,000  Kmart Corp. +                                                                     4,634,000
        149,300  Lowe's Cos., Inc.                                                                 5,878,688
         22,200  Rite Aid Corp.                                                                    1,032,300
        172,000  Sears, Roebuck & Co.                                                              8,449,500
                                                                                              --------------
                                                                                                  24,219,863

Telecommunications (0.8%)
------------------------------------------------------------------------------------------------------------
        218,600  MCI Communications Corp.                                                          8,388,775

Transportation (3.8%)
------------------------------------------------------------------------------------------------------------
         38,200  Burlington Northern Santa Fe Corp.                                                3,170,600
        192,000  CSX Corp.                                                                        10,176,000
        119,000  Delta Air Lines, Inc.                                                            11,156,250
         39,000  Norfolk Southern Corp.                                                            3,787,875
        220,400  Ryder System, Inc.                                                                7,300,750
        100,000  Union Pacific Corp.                                                               6,775,000
                                                                                              --------------
                                                                                                  42,366,475
Utilities (11.7%)
------------------------------------------------------------------------------------------------------------
        209,000  American Telephone & Telegraph Co.                                                7,706,875
        169,000  Ameritech Corp.                                                                  11,069,500
         84,000  Baltimore Gas & Electric Co.                                                      2,205,000
        154,100  Bell Atlantic Corp.                                                              10,787,000
        204,000  BellSouth Corp.                                                                   9,256,500
         60,400  Carolina Power & Light Co.                                                        2,098,900
        198,000  Central & South West Corp.                                                        4,207,500
        256,463  Cinergy Corp.                                                                     8,976,205
        157,000  GTE Corp.                                                                         6,927,625
        177,000  NYNEX Corp.                                                                       9,513,750
        109,000  OGE Energy Corp.                                                                  4,687,000
        262,000  Pacific Enterprises                                                               8,580,500
        138,600  Potomac Electric Power Co.                                                        3,187,800
         66,000  Public Service Co. of Colorado                                                    2,664,750
        302,403  SBC Communications, Inc.                                                         17,690,576
        345,000  Sprint Corp.                                                                     16,861,875
         58,700  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)                           3,325,760
                                                                                              --------------
                                                                                                 129,747,116
                                                                                              --------------
                 Total Common Stocks (cost $787,081,237)                                      $  964,832,997

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (2.1%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
     $3,361,313    8 1/2s, with due dates from November 1, 2026 to
                   April 1, 2027                                                              $    3,481,044
        830,000    8 1/2s, TBA, June 16, 2027                                                        859,565
      1,055,000    7 1/2s, TBA, June 16, 2027                                                      1,052,690
        109,996    7s, February 15, 2027                                                              94,415
      1,780,349    5 1/2s, with due dates from March 1, 2011 to April 1, 2011                      1,667,957
                 Federal National Mortgage Association
      2,138,984    7s, with due dates from July 1, 2023 to February 1, 2027                        2,081,492
      3,560,000    7s, TBA, June 16, 2027                                                          3,464,307
        203,679    6s, Dwarfs, October 1, 2009                                                       194,703
        510,000    5.94s, December 12, 2005                                                          477,967
                 Government National Mortgage Association
      2,816,816    7 1/2s, with due dates from January 15, 2027 to
                   February 15, 2027                                                               2,805,355
      5,917,475    7s, with due dates from January 15, 2026 to April 15, 2027                      5,756,586
      1,111,594    6 1/2s, with due dates from October 15, 2024 to
                   June 15, 2026                                                                   1,051,490
                                                                                              --------------
                                                                                                  22,987,571

U.S. Treasury Obligations (1.7%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    $ 1,180,000    11 5/8s, November 15, 2004                                                 $    1,521,280
        175,000    10 3/4s, August 15, 2005                                                          219,489
      3,415,000    8 1/8s, August 15, 2019                                                         3,840,270
                 U.S. Treasury Notes
        385,000    11 7/8s, November 15, 2003 #                                                      490,455
        845,000    11 1/8s, August 15, 2003                                                        1,038,294
        325,000    7 1/4s, August 15, 2004                                                           336,629
        680,000    6 7/8s, May 15, 2006                                                              689,030
      4,880,000    6 1/2s, October 15, 2006                                                        4,820,513
      3,540,000    6 3/8s, April 30, 1999                                                          3,551,611
      2,690,000    6 1/4s, February 15, 2007                                                       2,616,025
                                                                                              --------------
                                                                                                  19,123,596
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $42,118,426)                                                         $   42,111,167

CORPORATE BONDS AND NOTES (2.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (--%)
------------------------------------------------------------------------------------------------------------
    $    10,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                            $       10,263
         15,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                  15,413
                                                                                              --------------
                                                                                                      25,676

Aerospace and Defense (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Howmet Corp. sr. sub. notes 10s, 2003                                                 5,400
          5,000  L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007                            5,263
         10,000  Sequa Corp. bonds 8 3/4s, 2001                                                       10,200
          5,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                              5,013
         10,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                             10,800
                                                                                              --------------
                                                                                                      36,676

Agriculture (--%)
------------------------------------------------------------------------------------------------------------
         12,786  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]              13,618

Apparel (--%)
------------------------------------------------------------------------------------------------------------
          5,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                           5,063

Automotive (--%)
------------------------------------------------------------------------------------------------------------
          9,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 9,990
        180,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                             171,113
          5,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                                          5,238
          5,000  Titan Wheel International Inc. sr. sub. notes 8 3/4s, 2007                            5,075
                                                                                              --------------
                                                                                                     191,416

Banks (0.3%)
------------------------------------------------------------------------------------------------------------
        170,000  Abbey National PLC sub. notes 7.35s, 2049 (United Kingdom)                          168,298
        400,000  Advanta National Bank sr. notes 7.02s, 2001                                         383,480
         10,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                 10,000
        300,000  Citicorp sub. notes 7 1/8s, 2005                                                    298,005
        300,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)                               291,300
         85,000  First National Bank of Omaha sub. notes 7.32s, 2010                                  81,762
         10,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                               10,900
         10,000  North Fork Bancorp, Inc. 144A bonds 8.7s, 2026                                        9,715
          5,000  Ocwen Federal Bank sub. deb. 12s, 2005                                                5,394
        315,000  Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                      304,350
          5,000  Riggs Capital Trust 144A bonds 8 5/8s                                                 4,843
        250,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                                         248,750
        300,000  Scotland International Finance 144A sub. notes 8.85s, 2006
                   (Netherlands)                                                                     329,436
          5,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                                4,935
        310,000  Sparbanken Sverige AB (Swedbank) 144A sub. 7 1/2s, 2006
                   (Sweden)                                                                          305,666
        230,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                             224,965
        155,000  State Street Institution 144A company guaranty 7.94s, 2026                          150,928
          5,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                        5,112
        325,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                                      326,931
                                                                                              --------------
                                                                                                   3,164,770

Basic Industrial Products (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                         5,225
         15,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                               15,975
          5,000  Inter-City Products sr. notes 9 3/4s, 2000                                            5,100
          5,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             4,989
                                                                                              --------------
                                                                                                      31,289

Broadcasting (0.1%)
------------------------------------------------------------------------------------------------------------
         15,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                  15,488
          5,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                                  4,900
         10,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                                   6,100
         10,000  Comcast Corp. sr. sub. 9 1/8s, 2006                                                  10,338
         10,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                                 10,750
        305,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013                                 341,917
         20,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                                13,550
          5,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                                 4,100
          5,000  Gray Communications Systems, Inc. sr. sub. notes 10 5/8s, 2006                        5,250
         10,000  Heartland Wireless Communications, Inc. sr. notes Ser. B,
                   14s, 2004                                                                           3,950
          5,000  Jacor Communications, Inc. company guaranty 9 3/4s, 2006                              5,200
         15,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                              15,900
         10,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                   10,675
         15,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                  14,625
         25,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                                  21,500
         25,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                           27,375
          5,000  RBS Participacoes S.A. 144A company guaranty 11s, 2007
                   (Brazil)                                                                            5,200
          5,000  Rogers Cablesystems Ltd. deb. 10 1/8s, 2012 (Canada)                                  5,225
         10,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                                 10,425
          5,000  Spanish Broadcasting Systems 144A sr. notes 11s, 2004                                 5,225
         15,000  Sullivan Broadcasting sr. sub. notes 10 1/4s, 2005                                   15,375
          5,000  TCI Satellite Entertainment 144A sr. sub. notes 10 7/8s, 2007                         5,050
          5,000  TV Azteca Sa De Cv 144A sr. notes 10 1/2s, 2007 (Mexico)                              5,131
          5,000  TV Filme, Inc. 144A sr. notes 12 7/8s, 2004 (Brazil)                                  5,213
                                                                                              --------------
                                                                                                     568,462

Building and Construction (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Atrium Companies Inc. 144A sr. sub. notes 10 1/2s, 2006                              10,338
          5,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                               5,000
          5,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                          5,756
          5,000  Cia Latino Americana 144A company guaranty 11 5/8s, 2004
                   (Argentina)                                                                         5,200
          5,000  Continental Homes Holding Corp. sr. notes 10s, 2006                                   5,200
        210,000  Guangdong Enterprises 144A sr. notes 8 7/8s, 2007
                   (Hong Kong)                                                                       211,313
         15,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                          16,875
                                                                                              --------------
                                                                                                     259,682

Business Equipment and Services (--%)
------------------------------------------------------------------------------------------------------------
        120,000  Boise Cascade Corp. deb. 7.35s, 2016                                                111,150
         10,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                           9,900
          5,000  Iron Mountain, Inc. sr. sub. notes 10 1/8s, 2006                                      5,200
          5,000  Loomis Fargo & Co. 144A sr. sub. notes 10s, 2004                                      5,163
         10,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                           11,150
          5,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          5,325
                                                                                              --------------
                                                                                                     147,888

Chemicals (0.1%)
------------------------------------------------------------------------------------------------------------
          5,000  Freedom Chemicals, Inc. 144A sr. sub. notes 10 5/8s, 2006                             5,225
         15,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                         15,900
        125,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                                       135,293
        230,000  Millennium America Inc. company guaranty 7 5/8s, 2026                               217,260
          5,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                            4,738
        240,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds 7.7s,
                   2006 (Chile)                                                                      240,600
         10,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                                  6,538
          5,000  Union Carbide Global Enterprises sr. sub. Ser. B, 12s, 2005                           5,656
                                                                                              --------------
                                                                                                     631,210

Computer Services and Software (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                 10,763

Conglomerates (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Congoleum Corp. sr. notes 9s, 2001                                                   10,200
         10,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                         10,025
                                                                                              --------------
                                                                                                      20,225

Consumer Durable Goods (--%)
------------------------------------------------------------------------------------------------------------
         15,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon Ser. B,
                   zero %, (14s, 11/15/01), 2006 ++                                                    8,025
         10,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                               8,350
         95,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                                 94,821
         15,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                                            16,350
                                                                                              --------------
                                                                                                     127,546

Consumer Non Durables (--%)
------------------------------------------------------------------------------------------------------------
          5,000  E&S Holdings Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                               5,225
          5,000  Foamex (L.P.) 144A sr. sub. notes 9 7/8s, 2007                                        5,088
         15,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                        15,225
         80,000  Philip Morris Cos., Inc. deb. 7 3/4s, 2027                                           77,191
         15,000  Revlon Worldwide Corp. 144A sr. disc. notes zero %, 2001                             10,106
                                                                                              --------------
                                                                                                     112,835

Consumer Services (--%)
------------------------------------------------------------------------------------------------------------
         20,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                  21,600
         10,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                     10,450
         10,000  AMC Entertainment, Inc. 144A sr. sub. notes 9 1/2s, 2009                             10,163
          5,000  AmeriKing. Inc. sr. notes 10 3/4s, 2006                                               5,250
         15,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                       16,575
         20,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                  21,200
          5,000  Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                        5,025
          5,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                        5,025
         10,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                   10,450
         10,000  John Q Hammons Hotels, Inc. 1st mtge. 9 3/4s, 2005                                   10,488
                                                                                              --------------
                                                                                                     116,226

Electronics and Electrical Equipment (--%)
------------------------------------------------------------------------------------------------------------
          5,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s, 2006
                   (India)                                                                             5,363
          7,397  Cirent Semiconductor, Inc. sr. sub. notes 10.22s, 2002                                7,397
          7,427  Cirent Semiconductor, Inc.144A sr. sub. notes 10.14s, 2004                            7,427
          5,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 11.74s, 2008                        5,000
          5,000  Fairchild Semiconductor Corp. 144A sr. sub. notes 10 1/8s, 2007                       5,325
         15,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                         9,150
         10,000  Motors and Gears, Inc. sr. notes Ser. A, 10 3/4s, 2006                               10,300
                                                                                              --------------
                                                                                                      49,962
Energy-Related (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                                  9,700
        115,000  TermoEmcali Funding Corp. 144A secd. 10 1/8s, 2014
                   (Colombia)                                                                        122,475
                                                                                              --------------
                                                                                                     132,175

Entertainment (0.1%)
------------------------------------------------------------------------------------------------------------
        345,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                       315,654
         15,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                           15,563
         10,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                      11,100
         10,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                        10,200
        715,000  Time Warner Entertainment Inc. deb. 7 1/4s, 2008                                    697,075
        135,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                   146,822
          5,000  Viacom International, Inc. sub. deb. 8s, 2006                                         4,863
                                                                                              --------------
                                                                                                   1,201,277

Environmental Control (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                      6,050

Food and Beverages (--%)
------------------------------------------------------------------------------------------------------------
         10,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                             10,000
          5,000  Del Monte Corp. 144A sr. sub. notes 12 1/4s, 2007                                     5,363
         20,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                             21,600
          5,000  MBW Foods, Inc. 144A sr. sub. notes 9 7/8s, 2007                                      5,050
         10,000  Stater Brothers sr. notes 11s, 2001                                                  10,763
                                                                                              --------------
                                                                                                      52,776

Health Care (0.1%)
------------------------------------------------------------------------------------------------------------
        180,000  Columbia Healthcare Corp. deb. 8.36s, 2024                                          190,876
         15,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                               15,225
          5,000  Integrated Health Services, Inc. 144A sr. sub. notes
                   9 1/2s, 2007                                                                        5,150
         10,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                   10,850
          5,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                        4,975
        255,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                           255,319
          5,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    5,050
          5,000  Twin Laboratories, Inc. company guaranty 10 1/4s, 2006                                5,200
                                                                                              --------------
                                                                                                     492,645

Insurance and Finance (0.6%)
------------------------------------------------------------------------------------------------------------
        130,000  Allstate Financing II company guaranty 7.83s, 2045                                  122,460
         15,000  Coleman Escrow Corp. 144A sr. disc. notes zero %, 2001                                9,675
          5,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                  4,877
        265,000  Conseco Inc. sr. notes 10 1/2s, 2004                                                308,918
        295,000  Discover Credit Corp. med. term notes 9.07s, 2012                                   334,430
          5,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                           5,200
        490,000  Executive Risk Capital Trust company guaranty Ser. B,
                   8.675s, 2027                                                                      485,002
        300,000  Finova Capital Corp. notes 9 1/8s, 2002                                             325,485
        120,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                               118,898
        280,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                        279,807
        420,000  Ford Motor Credit Corp. notes 8.2s, 2002                                            441,013
         10,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                   10,375
        425,000  Lehman Bros Holdings, Inc. med. term notes 6.4s, 1999                               421,243
        260,000  Markel Capital Trust I 144A company guaranty 8.71s, 2046                            258,050
        330,000  Money Store, Inc. (The) notes 8.05s, 2002                                           333,102
        125,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                             125,465
        320,000  Phoenix Home Life Mutual Insurance Co. 144A notes
                   6.95s, 2006                                                                       308,179
         10,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                     10,275
          5,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                              5,225
        400,000  Salomon, Inc. sr. notes 7.3s, 2002                                                  402,392
        220,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                        225,502
        335,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                                          338,987
        305,000  Societe Generale 144A notes 7.85s, 2049 (France)                                    309,728
        215,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                   (United Kingdom)                                                                  206,613
        165,000  State Development Bank of China notes 7 3/8s, 2007 (China)                          162,372
        355,000  Tig Capital Trust I 144A bonds 8.597s, 2027                                         356,136
        315,000  Trenwick Capital Trust 144A bonds 8.82s, 2037                                       316,465
          5,000  Vicap SA. 144A company guaranty 10 1/4s, 2002 (Mexico)                                5,075
                                                                                              --------------
                                                                                                   6,230,949

Medical Supplies and Devices (--%)
------------------------------------------------------------------------------------------------------------
         25,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                        27,938
         10,000  Graphic Controls Corp. sr. sub. notes Ser. A, 12s, 2005                              11,100
         10,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                      10,125
                                                                                              --------------
                                                                                                      49,163

Metals and Mining (--%)
------------------------------------------------------------------------------------------------------------
         10,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                10,200
          5,000  Continental Global Group 144A sr. notes Ser. A, 11s, 2007                             5,225
          5,000  Echo Bay Mines jr. sub. deb. 11s, 2027 (Canada)                                       5,063
         10,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                               10,300
        190,000  Noranda Inc. notes 7s, 2005 (Canada)                                                184,496
        221,000  PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                            239,098
          5,000  Royal Oak Mines, Inc. company guaranty Ser. B, 11s, 2006
                   (Canada)                                                                            4,988
         20,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                            21,200
                                                                                              --------------
                                                                                                     480,570

Oil and Gas (0.1%)
------------------------------------------------------------------------------------------------------------
         10,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B, 11 1/2s, 2004                         10,900
          5,000  CIA Naviera Perez Companc S.A. 144A bonds 9s, 2004
                   (Argentina)                                                                         5,009
         10,000  Parker Drilling Corp. 144A company guaranty 9 3/4s, 2006                             10,375
        175,000  Petro Geo-Services AS ADR notes 7 1/2s, 2007 (Norway)                               174,235
          5,000  Pride Petroleum Services, Inc. 9 3/8s, 2007                                           5,213
          5,000  Transamerican Refining 144A 15s, 1998                                                 5,000
         38,000  TransTexas Gas Corp. sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/16/01), 2003 ++                                                       24,700
        155,000  El Paso Natural Gas Co. deb. 7 1/2s, 2026                                           150,837
         17,000  Gerrity Oil & Gas Corp. sr. sub. notes 11 3/4s, 2004                                 18,615
        205,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                          211,150
          5,000  Maxus Energy Corp. notes 9 1/2s, 2003                                                 5,175
        100,000  Petroliam Nasional Berhad 144A notes 7 5/8s, 2026
                   (Malaysia)                                                                         97,815
        295,000  Petroliam Nasional Berhad 144A notes 7 1/8s, 2005
                   (Malaysia)                                                                        292,970
                                                                                              --------------
                                                                                                   1,011,994

Packaging and Containers (--%)
------------------------------------------------------------------------------------------------------------
        10,000   Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                               10,150
         2,000   Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                     2,170
         5,000   Radnor Holdings Inc. sr.notes 10s, 2003                                               5,100
         5,000   US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                                   5,281
                                                                                              --------------
                                                                                                      22,701

Paper and Forest Products (--%)
------------------------------------------------------------------------------------------------------------
         5,000   Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                               4,950
        15,000   Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                              15,150
        10,000   Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                  9,350
                                                                                              --------------
                                                                                                      29,450

Publishing (--%)
------------------------------------------------------------------------------------------------------------
        10,000   American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                          10,725
       420,000   News America Holdings, Inc. deb. 7.7s, 2025                                         390,260
         5,000   Sun Media Corp. 144A sr. sub. notes 9 1/2s, 2007 (Canada)                             4,988
                                                                                              --------------
                                                                                                     405,973

Real Estate Investment Trust (REITs) (0.1%)
------------------------------------------------------------------------------------------------------------
        70,000   American Health Properties, Inc. notes 7 1/2s, 2007                                  69,292
        50,000   American Health Properties, Inc. notes 7.05s, 2002                                   49,567
       345,000   First Industrial Realty Trust, Inc. notes 7.6s, 2007                                345,904
       120,000   Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006                         112,208
        10,000   Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                      10,300
       205,000   Sun Communities, Inc. sr. notes 7 5/8s, 2003                                        208,098
        15,000   Tanger Properties Ltd. Partnership gtd. notes 8 3/4s, 2001                           15,327
                                                                                              --------------
                                                                                                     810,696

Recreation (--%)
------------------------------------------------------------------------------------------------------------
        15,000   Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                        16,163
        10,000   Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                             9,400
        25,000   Coast Hotels & Casinos, Inc. company guaranty Ser. B,
                   13s, 2002                                                                          27,750
        10,000   Empress River Casino sr. notes 10 3/4s, 2002                                         10,600
        15,000   Players International, Inc. sr. notes 10 7/8s, 2005                                  15,675
         5,000   Trump A.C. 1st mtge. 11 1/4s, 2006                                                    4,900
                                                                                              --------------
                                                                                                      84,488

Retail (--%)
------------------------------------------------------------------------------------------------------------
        10,000   Brylane (L.P.) sr. sub. notes 10s, 2003                                              10,600
       195,000   Federated Department Stores sr. notes 8 1/2s, 2003                                  205,629
        10,000   Johns Manville International Group sr. notes 10 7/8s, 2004                           10,975
        10,000   Loehmanns, Inc. sr. notes 11 7/8s, 2003                                              10,350
        10,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                           10,300
         5,000   Ralphs Grocery Co. 144A sr. sub. notes 11s, 2005                                      5,488
        30,000   Southland Corp. 1st priority sr. sub. deb. 5s, 2003                                  25,238
        10,000   Southland Corp. deb. Ser. C, 12s, 2009                                               10,025
         5,000   Supermercados Norte 144A bonds 10 7/8s, 2004 (Argentina)                              5,163
        10,000   Waban, Inc. sr. sub. notes 11s, 2004                                                 11,050
         5,000   William Carter Co. 144A sr. sub. notes 12s, 2008                                      5,225
         5,000   William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                               5,225
                                                                                              --------------
                                                                                                     315,268

Specialty Consumer Products (--%)
------------------------------------------------------------------------------------------------------------
        10,000   Coty Inc. gtd. sr. sub. notes 10 1/4s, 2005                                          10,600
         5,000   Genesco, Inc. sr. notes 10 3/8s, 2003                                                 5,100
        15,000   Herff Jones, Inc. sr. sub. notes 11s, 2005                                           16,050
        20,000   Sassco Fashions Ltd. 144A notes 12 3/4s, 1999                                        20,800
                                                                                              --------------
                                                                                                      52,550

Telecommunications (0.1%)
------------------------------------------------------------------------------------------------------------
        15,000   American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                    7,200
         5,000   Brooks Fiber Properties, Inc. 144A sr. notes 10s, 2007                                5,038
        25,000   Cencall Communications Corp. sr. disc. notes
                   stepped-coupon zero % (10 1/8s, 1/15/99), 2004 ++                                  19,250
        10,000   Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                      9,925
        10,000   Comcast Cellular 144A sr. notes 9 1/2s, 2007                                         10,013
        10,000   Dobson Communications Corp. 144A sr. notes 11 3/4s, 2007                              9,725
        10,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                      11,000
         5,000   Frontiervision Operating Partners L.P. sr. sub. notes 11s, 2006                       5,175
        10,000   Globo Communicacoes 144A company guaranty 10 1/2s,
                   2006 (Brazil)                                                                      10,375
        25,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                              13,250
        35,000   Intelcom Group (USA), Inc. company guaranty
                   stepped-coupon zero % (12 1/2s, 5/1/01), 2006 ++                                   22,488
        20,000   Interact Systems, Inc. sr. disc. notes stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                              9,000
        25,000   Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                             14,750
        10,000   Intermedia Communications, Inc. sr. notes Ser. B, 13 1/2s, 2005                      11,300
        20,000   International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                   zero % (11 1/2s, 2/01/01), 2006 ++                                                 13,600
         5,000   ITC Deltacom, Inc. 144A sr. notes 11s, 2007                                           5,150
        15,000   McLeod, Inc. 144A sr. disc. notes stepped-coupon zero %
                   (10 1/2s, 3/1/02), 2007 ++                                                          8,925
        25,000   MFS Communications sr. disc. notes stepped-coupon zero %
                   (8 7/8s, 1/1/01), 2006 ++                                                          19,493
        20,000   MFS Communications sr. disc. notes stepped-coupon zero %
                   (9 3/8s, 1/15/99), 2004 ++                                                         18,487
        20,000   Millicom International Cellular S.A. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                    14,650
        15,000   Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                              15,450
        40,000   NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                   zero % (9 3/4s, 2/15/99), 2004 ++                                                  30,400
        15,000   Nextlink Communications sr. notes 12 1/2s, 2006                                      15,844
        10,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                               8,800
        25,000   Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                      22,000
        10,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                             10,450
        10,000   Paging Network, Inc. sr. sub. notes 10s, 2008                                         9,450
        50,000   Pricellular Wireless Corp. sr. disc. notes stepped-coupon Ser. B,
                   zero % (14s, 11/15/97), 2001 ++                                                    52,625
         5,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                              5,525
         5,000   Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                         4,950
        15,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                   10,538
       490,000   WorldCom, Inc. notes 7 3/4s, 2007                                                   497,963
                                                                                              --------------
                                                                                                     922,789

Textiles (--%)
------------------------------------------------------------------------------------------------------------
         5,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                           5,175
        15,000   Polysindo International Finance company guaranty 11 3/8s,
                   2006 (Indonesia)                                                                   16,313
        10,000   Tultex Corp. sr. notes 10 5/8s, 2005                                                 10,875
                                                                                              --------------
                                                                                                      32,363

Transportation (0.1%)
------------------------------------------------------------------------------------------------------------
         5,000   Atlantic Express, Inc. 144A company guaranty 10 3/4s, 2004                            5,200
         5,000   Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                               5,338
       325,000   Burlington Northern Santa Fe notes 6 3/8s, 2005                                     305,737
        10,000   Consorcio/MCII Holdings secd. notes stepped-coupon zero %
                   (12s, 11/15/98), 2002 ++                                                            8,675
       110,000   Continental Airlines, Inc. 144A bonds 7.42s, 2008                                   110,073
       315,000   CSX Corp. 144A deb. 7.95s, 2027                                                     318,736
        10,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003
                   (Greece)                                                                            9,875
        10,000   International Shipholding Corp. sr. notes 9s, 2003                                   10,100
       310,000   Norfolk Southern Corp. bonds 7.05s, 2037                                            310,298
                                                                                              --------------
                                                                                                   1,084,032

Utilities (0.5%)
------------------------------------------------------------------------------------------------------------
       180,000   Arizona Public Service Co. sr. notes 6 3/4s, 2006                                   173,569
       260,000   California Energy Corp. disc. notes 10 1/4s, 2005                                   279,500
       195,000   Citizens Utilities Co. bonds 7.68s, 2034                                            207,451
        50,000   Cleveland Electric Illuminating Co. 1st mtge. Ser. E, 9s, 2023                       51,395
       140,000   CMS Energy Corp. sr. notes 8 1/8s, 2002                                             140,500
       280,000   Connecticut Light & Power Co. 1st mtge. Ser. A, 7 7/8s, 2001                        280,176
       100,000   Edison Mission Energy 144A company guaranty 7.33s, 2008                              98,691
       307,000   EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                                     339,452
         5,000   El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                     5,282
       385,000   El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001                                 387,114
       690,000   Enersis S.A. notes 7.4s, 2016 (Chile)                                               651,270
       190,000   Enersis S.A. notes 6.6s, 2026 (Chile)                                               183,935
        10,000   First PV Funding deb. 10.15s, 2016                                                   10,732
       110,000   Illinova Corp. sr. notes 7 1/8s, 2004                                               108,337
       255,000   Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                    250,048
       110,409   Midland Cogeneration Ventures deb. 10.33s, 2002                                     118,138
        10,000   Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                     11,430
         5,000   Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                                     4,853
        20,000   Niagara Mohawk Power Corp. med. term notes 9.95s, 2000                               19,975
        79,696   Northeast Utilities System notes Ser. A, 8.58s, 2006                                 75,851
       222,865   Northeast Utilities System notes Ser. B, 8.38s, 2005                                214,140
       120,000   Ras Laffan Natural Gas 144A secd. notes 8.294s, 2014 (Qatar)                        122,850
       235,000   Ras Laffan Natural Gas 144A secd. notes 7.628s, 2006 (Qatar)                        236,469
       250,000   Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                             263,035
       400,000   Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                              398,532
       345,000   Texas Utilities Electric Capital Trust V company guaranty
                   8.175s, 2037                                                                      341,453
       290,000   US West Capital Funding, Inc. company guaranty 6.95s, 2037                          286,743
                                                                                              --------------
                                                                                                   5,260,921
                                                                                              --------------
                 Total Corporate Bonds and Notes (cost $24,126,985)                           $   24,192,137

CONVERTIBLE PREFERRED STOCKS (0.6%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       169,000   Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                             $    4,647,500
           200   Granite Broadcasting $1.938 cv. pfd.                                                 10,400
        31,000   Kmart Financing I $3.875 cv. pfd.                                                 1,829,000
                                                                                              --------------
                 Total Convertible Preferred Stocks (cost $5,365,276)                         $    6,486,900

FOREIGN GOVERNMENT BONDS AND NOTES (0.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
DKK     2,275,000   Denmark (Government of) bonds 8s, 2006                                    $      386,430
ITL 3,245,000,000   Italy (Government of) bonds 7 3/4s, 2001                                       1,984,346
USD       750,000   Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                                  693,248
ZAR     2,835,000   South Africa (Republic of) bonds Ser. 153, 13s, 2010                             562,304
GBP     1,400,000   United Kingdom Treasury bonds 7 1/2s, 2006                                     2,341,206
                                                                                              --------------
                    Total Foreign Government Bonds and Notes
                     (cost $5,958,083)                                                        $    5,967,534

CONVERTIBLE BONDS AND NOTES (0.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      $ 1,300,000   Boston Chicken, Inc. cv. sub. deb. 7 3/4s, 2004                           $    1,228,500
           10,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                     6,100
JPY   150,000,000   Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)                                 2,222,606
           25,000   Winstar Communications. Inc. cv sr. disc. notes zero %
                   (14s, 10/15/00), 2005 ++                                                           15,250
                                                                                              --------------
                 Total Convertible Bonds and Notes (cost $3,010,433)                          $    3,472,456

COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $  136,736   Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
                   7.461s, 2024                                                               $       85,405
       214,154   GE Capital Mortgage Services, Inc. 144A Ser. 94-12,
                   Class B3, 6s, 2009                                                                190,597
                 Housing Securities Inc.
       107,073     Ser. 91-B, Class B6, 9s, 2006                                                     102,095
       315,948     Ser. 93-F, Class F9M2, 7s, 2023                                                   299,953
        19,357     Ser. 93-J, Class J4, 6.664s, 2009                                                  17,597
        21,202     Ser. 93-J, Class J5, 6.664s, 2009                                                  16,927
        21,625     Ser. 94-1, Class AB1, 6 1/2s, 2009                                                 19,564
                 Prudential Home Mortgage Securities
        79,090     Ser. 92-25, Class B3, 8s, 2022 +                                                   77,138
        91,748     Ser. 92-13, Class B3, 7 1/2s, 2007                                                 81,828
        52,461     Ser. 93-31, Class B2, 6s, 2000                                                     42,026
                 Prudential Home Mortgage Securities 144A
        90,770     Ser. 94-31, Class B3, 8s, 2009                                                     86,483
       457,224     Ser. 95-D, Class 5B, 7.536s, 2024                                                 334,035
       328,019     Ser. 95-C, Class 1B1, 7.531s, 2001                                                318,554
       295,682     Ser. 94-A, Class 4B, 6.803s, 2024                                                 274,556
       206,771     Ser. 94-D, Class 3B, 6.310s, 2009                                                 192,205
        97,266     Ser. 94-D, Class 4B, 6.310s, 2009                                                  83,282
       201,602   Ryland Mortgage Securities Corp. Ser. 94-7C, Class B2,
                   7.359s, 2025                                                                      194,232
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $2,282,775)                                                          $    2,416,477

BRADY BONDS (0.1%) * [DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $  161,890   Argentina (Republic of) deb. 6 3/4s, 2005 (Argentina)                        $      150,962
       640,000   United Mexican States Ser. C, 6.820s, 2019 (Mexico)                                 590,000
                                                                                              --------------
                 Total Brady Bonds (cost $734,571)                                            $      740,962

PREFERRED STOCKS (--%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
             1   American Radio Systems Corp. 144A, $11.38 pfd. [2 DBL. DAGGERS]              $          106
           134   Cablevision Systems Corp. Ser. M, $11.125 pfd. [2 DBL. DAGGERS]                      12,663
           145   Chancellor Radio Broadcasting 144A, $12.00 pfd.                                      15,733
           100   Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                          4,925
           266   El Paso Electric Co., $11.40 pfd [2 DBL. DAGGERS]                                    29,659
            15   Fresenius Medical Care AG Ser. D, $9.00 pfd. (Germany)                               15,375
           346   Nextlink Communications, Inc. Ser. 144A, $7.00 pfd. [2 DBL. DAGGERS]                 17,300
           365   Public Service Co. of New Hampshire Ser. A, $2.65 pfd.                                9,034
           330   SD Warren Co. Ser. B, $3.50 pfd.                                                     13,200
            85   SFX Broadcasting, Inc. Ser. E, $12.63 pfd. [2 DBL. DAGGERS]                           9,159
            10   Spanish Broadcasting Systems 144A, 14.25% pfd. (Spain) [2 DBL. DAGGERS]               8,900
                                                                                              --------------
                 Total Preferred Stocks (cost $130,738)                                       $      136,054

UNITS (--%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
            10   Advanced Radio Telecommunications units 14s, 2007                            $       10,500
            10   Colt Telecommunications Group PLC units stepped-coupon
                   zero % (12s, 12/15/01), 2006 (United Kingdom) ++                                    6,350
            10   Esat Holdings Ltd. 144A units stepped-coupon zero %
                   (12 1/2s, 2/1/02), 2007 ++                                                          5,975
            25   Fitzgerald Gaming Co. units 13s, 2002                                                19,500
            15   Globalstar L.P. Capital 144A units 11 3/8s, 2004                                     15,188
            10   McCaw International Ltd. 144A units stepped-coupon zero %
                   (13s, 4/15/02), 2007 ++                                                             4,825
         5,000   Paging Network do Brasil 144A units 13 1/2s, 2005 (Brazil)                            5,000
         5,000   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                    5,113
             5   Wireless One Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                          1,350
                                                                                              --------------
                 Total Units (cost $77,273)                                                   $       73,801

WARRANTS (--%)*+
NUMBER OF WARRANTS                                                                                     VALUE
------------------------------------------------------------------------------------------------------------
            25   Hyperion Telecommunications 144A                             4/15/01         $          750
            20   Interact Systems, Inc. 144A                                  8/1/03                       5
            25   Intermedia Communications, Inc. 144A                         6/1/00                     688
           335   Nextlink Communications, Inc. 144A                           2/1/09                       3
            40   SDW Holdings Corp. 144A                                      12/15/06                   520
            10   Spanish Broadcasting Systems 144A                            6/30/99                  1,110
            10   Sterling Chemicals Holdings                                  8/15/08                    350
                                                                                              --------------
                 Total Warrants (cost $5,865)                                                 $        3,426

PURCHASED OPTIONS OUTSTANDING (cost $6,253) (--%) *
NUMBER OF                                                                   EXPIRATION DATE/
CONTRACTS                                                                   STRIKE PRICE               VALUE
------------------------------------------------------------------------------------------------------------
DEM  1,500,000   German Government 10 Year Bond                             July 1997/
                   Futures Contracts (Put)                                  DEM 96.75         $          836

TOTAL SHORT-TERM INVESTMENTS (cost $57,734,668) (5.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
  $ 57,717,000   Interest in $580,717,000 joint repurchase agreement dated
                   May 31, 1997 with S.B.C. Warburg Inc. due June 2, 1997
                   with respect to various U.S. Treasury obligations -- maturity
                   value of $57,743,502 for an effective yield of 5.51%                       $   57,734,668
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $928,632,583) ***                                    $1,108,169,415
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,105,298,296.

*** The aggregate identified cost on a tax basis is $929,059,374, resulting in gross unrealized appreciation and depreciation of $186,003,874 and $6,893,833, respectively, or net unrealized appreciation of
    $179,110,041.

+   Non-income-producing security.

++  The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

#                A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

[DIAMOND]        Brady Bonds are foreign bonds collateralized by the U.S. Government. The rates are floating and are the current rates at May 31, 1997.

                 144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                 ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

                 TBA after the name of a security represents to be announced securities (Note 1).





----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at May 31, 1997
(aggregate face value $5,735,166)
                                                                             Unrealized
                                           Aggregate Face    Delivery      Appreciation/
                             Market Value      Value          Date        (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars          $  708,562     $  716,574         9/17/97        $ (8,012)
Canadian Dollars                 2,049          2,039         9/17/97              10
Canadian Dollars                36,069         35,868         6/18/97             201
Deutschemarks                3,067,619      3,115,237         6/18/97         (47,618)
Japanese Yen                 1,933,083      1,865,448         6/18/97          67,635
----------------------------------------------------------------------------------------
                                                                             $ 12,216
----------------------------------------------------------------------------------------






Forward Currency Contracts to Sell at May 31, 1997
(aggregate face value $11,500,013)
                                                                             Unrealized
                                Market     Aggregate Face    Delivery        Appreciation/
                                Value          Value          Date          (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars          $  289,215     $  289,158         9/17/97        $    (57)
British Pounds               2,338,043      2,326,754         9/17/97         (11,289)
Danish Krone                   395,038        397,234         9/17/97           2,196
Deutschemarks                3,089,694      3,114,834         6/18/97          25,140
Italian Lira                 2,020,860      2,046,901         9/17/97          26,041
Japanese Yen                 1,353,664      1,515,877         1/28/98         162,213
Japanese Yen                    15,634         17,611         7/28/97           1,977
Japanese Yen                 1,909,337      1,791,644         6/18/97        (117,693)
----------------------------------------------------------------------------------------
                                                                             $ 88,528
----------------------------------------------------------------------------------------





Futures Contracts Outstanding at May 31, 1997
                                         Aggregate Face     Expiration
                           Total Value        Value            Date            Value
----------------------------------------------------------------------------------------
U.S. Treasury Note
Futures 5-Yr. (Short)       $7,285,969     $7,288,867         Jun-97           $2,898
U.S. Treasury Note
Futures 10-Yr. (Short)       1,182,844      1,183,188         Jun-97              344
U.S. Treasury Bond
Futures 20-Yr. (Short)         660,188       658,714          Jun-97           (1,474)
----------------------------------------------------------------------------------------
                                                                               $1,768
----------------------------------------------------------------------------------------






TBA Sales Commitments at May 31, 1997
(proceeds receivable $1,046,597)

Agency                    Principal Amount   Delivery Month   Coupon Rate   Market Value
----------------------------------------------------------------------------------------
GNMA                        $1,111,000         June 1997        6 1/2s     $1,050,928
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $928,632,583) (Note 1)                                             $ 1,108,169,415
---------------------------------------------------------------------------------------------------
Cash                                                                                          2,424
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         3,834,686
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    8,890,964
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           10,114,285
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              290,546
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                             75,371
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,131,377,691

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 37,109
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        91,736
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         20,853,511
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,182,723
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,513,806
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  179,212
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                8,500
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,077
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      602,787
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                 189,802
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               175,275
---------------------------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable $1,046,597)                           1,050,928
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      191,929
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        26,079,395
---------------------------------------------------------------------------------------------------
Net assets                                                                          $ 1,105,298,296

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $   931,698,209
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,360,461
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (7,395,205)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                                   179,634,831
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding           $ 1,105,298,296

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($720,020,636 divided by 49,411,365 shares)                                                  $14.57
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.57)*                                      $15.46
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($347,771,223 divided by 23,995,965 shares)**                                                $14.49
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,506,437 divided by 2,586,184 shares)                                                    $14.50
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.50)*                                      $15.03
---------------------------------------------------------------------------------------------------

*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31, 1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $99,256)                                            $  11,746,235
--------------------------------------------------------------------------------------------------
Interest                                                                                 3,741,295
--------------------------------------------------------------------------------------------------
Total investment income                                                                 15,487,530
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         2,818,331
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             827,234
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          13,060
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,282
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      788,506
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,366,296
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      106,419
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     58,015
--------------------------------------------------------------------------------------------------
Registration fees                                                                           62,294
--------------------------------------------------------------------------------------------------
Auditing                                                                                    14,395
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,940
--------------------------------------------------------------------------------------------------
Postage                                                                                     37,819
--------------------------------------------------------------------------------------------------
Other                                                                                       32,248
--------------------------------------------------------------------------------------------------
Total expenses                                                                           6,139,839
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (262,300)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             5,877,539
--------------------------------------------------------------------------------------------------
Net investment income                                                                    9,609,991
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        42,960,819
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (28,097)
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                 (7,346)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                        10,067
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures and
TBA sale commitments during the period                                                  46,805,651
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 89,741,094
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $  99,351,085
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    9,609,991       $ 14,644,060
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                            42,925,376         59,990,004
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             46,815,718         65,236,825
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     99,351,085        139,870,889
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
Class A                                                                                  (6,781,388)       (12,084,890)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                  (2,046,123)        (2,607,143)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                    (235,634)          (271,912)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       205,365,187        202,489,950
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            295,653,127        327,396,894

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     809,645,169        482,248,275
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,360,461 and $813,615, respectively)                                     $1,105,298,296       $809,645,169
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                  ended
Per-share                         May 31
operating performance           (Unaudited)                                  Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $13.29           $10.93            $8.49            $8.67            $7.72            $7.29
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .16              .31              .32              .32              .28              .42
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.27             2.37             2.44             (.18)            1.01              .41
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.43             2.68             2.76              .14             1.29              .83
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.15)            (.32)            (.32)            (.32)            (.31)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.15)            (.32)            (.32)            (.32)            (.34)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.57           $13.29           $10.93            $8.49            $8.67            $7.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          10.86 *          24.96            33.17             1.59            17.06            11.66
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $720,021         $566,133         $391,551         $304,124         $328,251         $334,127
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .54 *           1.09             1.13             1.04             1.16             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.14 *           2.61             3.32             3.67             3.40             5.57
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             34.80 *          67.56            70.39            82.49           125.85 (d)       340.99
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                     $.0509           $.0509
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as
    Putnam Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                Six months
                                                   ended                                                           For the period
Per-share                                         May 31                                                          Sept. 13, 1993+
operating performance                          (Unaudited)                   Year ended November 30                  to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $13.23           $10.89            $8.46            $8.65            $8.66
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .11              .21              .23              .26              .06 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           1.26             2.37             2.46             (.18)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.37             2.58             2.69              .08             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.11)            (.24)            (.26)            (.27)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.11)            (.24)            (.26)            (.27)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.49           $13.23           $10.89            $8.46            $8.65
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           10.41 *          24.06            32.30              .86             (.12)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $347,771         $221,259          $83,646          $32,114          $14,800
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .91 *           1.84             1.87             1.78              .44 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .77 *           1.86             2.63             3.02              .55 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              34.80 *          67.56            70.39            82.49           125.85 (d)
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                      $.0509           $.0509
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as Putnam
    Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six months
                                                                                     ended                         For the period
Per-share                                                                            May 31       Year ended       Dec. 2, 19946+
operating performance                                                             (Unaudited)       Nov. 30          to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.23           $10.89            $8.45
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .13              .25              .28 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             1.26             2.36             2.45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.39             2.61             2.73
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.12)            (.27)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.12)            (.27)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $14.50           $13.23           $10.89
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             10.60 *          24.35            32.89 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $37,506          $22,254           $7,051
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .79 *           1.59             1.60 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               .90 *           2.11             2.99 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                34.80 *          67.56            70.39
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (e)                                                                        $.0509           $.0509
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended November 30, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes the impact of assets received from the Putnam Equity Income Fund, formerly known as Putnam
    Total Return Fund.

(e) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $49,814,000 available to offset future net capital gain, if any, which will expire on November 30, 1998.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.395% of the next $5 billion, and 0.38% of any amount thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $262,300 under expense offset and brokerage service arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,150 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $340,547 and $19,456 from the sale of class A and class M shares, respectively and $193,207 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $1,916 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $405,836,153 and $214,615,968, respectively. Purchases and sales of U.S. government obligations aggregated $106,274,842 and $94,508,651, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,713,302    $ 174,338,375
------------------------------------------------------------
Reinvestment of
distributions                       396,535        5,334,991
------------------------------------------------------------
                                 13,109,837      179,673,366

Shares
repurchased                      (6,294,326)     (86,257,606)
------------------------------------------------------------
Net increase                      6,815,511     $ 93,415,760
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      11,955,031     $143,244,258
------------------------------------------------------------
Reinvestment of
distributions                       781,164        9,134,877
------------------------------------------------------------
                                 12,736,195      152,379,135

Shares
repurchased                      (5,970,798)     (70,796,533)
------------------------------------------------------------
Net increase                      6,765,397     $ 81,582,602
------------------------------------------------------------

                                        Six months ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,448,797     $170,486,516
------------------------------------------------------------
Reinvestment of
distributions                       130,401        1,747,018
------------------------------------------------------------
                                 12,579,198      172,233,534

Shares
repurchased                      (5,311,037)     (72,617,796)
------------------------------------------------------------
Net increase                      7,268,161     $ 99,615,738
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,982,383     $155,817,526
------------------------------------------------------------
Reinvestment of
distributions                       186,237        2,182,469
------------------------------------------------------------
                                 13,168,620      157,999,995

Shares
repurchased                      (4,120,485)     (49,459,134)
------------------------------------------------------------
Net increase                      9,048,135     $108,540,861
------------------------------------------------------------

                                         Six months ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,175,333     $ 16,058,023
------------------------------------------------------------
Reinvestment of
distributions                        15,849          212,533
------------------------------------------------------------
                                  1,191,182       16,270,556

Shares
repurchased                        (286,613)      (3,936,867)
------------------------------------------------------------
Net increase                        904,569     $ 12,333,689
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,124,338     $ 13,449,727
------------------------------------------------------------
Reinvestment of
distributions                        21,224          249,407
------------------------------------------------------------
                                  1,145,562       13,699,134

Shares
repurchased                        (111,291)      (1,332,647)
------------------------------------------------------------
Net increase                      1,034,271     $ 12,366,487
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Thomas V. Reilly
Vice President

Edward P. Bousa
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34373-012/192/626   7/97